UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2024

Newmark Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38329	81-4467492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Park Avenue, New York, NY 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 372-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	NMRK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information required by this Item 1.01 is set forth under Item 8.01 below and is hereby incorporated by reference in response to this Item.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is set forth under Item 8.01 below and is hereby incorporated by reference in response to this Item.

Item 8.01.	Other Events.

On January 12, 2024, Newmark Group, Inc. (the “Registrant,” “Newmark,” or the “Company”) closed an offering of $600.0 million aggregate principal amount of its 7.500% senior notes due 2029 (the “7.500% Notes”). The 7.500% Notes are general senior unsecured obligations of the Company. The initial purchasers in the offering were BofA Securities, Inc., Cantor Fitzgerald & Co., Wells Fargo Securities, LLC, PNC Capital Markets LLC, Regions Securities LLC, Goldman Sachs & Co. LLC, Citizens JMP Securities, LLC, Fifth Third Securities, Inc., U.S. Bancorp Investments, Inc., BMO Capital Markets Corp., Capital One Securities, Inc., Keefe, Bruyette & Woods, Inc., Piper Sandler & Co., Raymond James & Associates, Inc., WR Securities, LLC, UMB Financial Services, Inc., Comerica Securities, Inc., ICBC Standard Bank Plc, KeyBanc Capital Markets Inc., CastleOak Securities, L.P., and Santander US Capital Markets LLC. Cantor Fitzgerald, L.P., the Company’s majority stockholder (“Cantor”) purchased $125.0 million aggregate principal amount of 7.500% Notes in the offering, which purchase was approved by the Audit Committee of the Board of Directors of the Company. The Company received net proceeds from the offering of the 7.500% Notes of approximately $594.7 million after deducting the initial purchasers’ discounts and estimated offering expenses.

The 7.500% Notes were issued pursuant to an Indenture, dated as of November 6, 2018 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture, dated as of January 12, 2024 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and Regions Bank, as trustee (the “Trustee”). The 7.500% Notes bear interest at a rate of 7.500% per year, payable in cash on January 12 and July 12 of each year, commencing July 12, 2024. The 7.500% Notes will mature on January 12, 2029. The Company intends to use the net proceeds to repay all or a portion of the $420.0 million outstanding under its Delayed Draw Term Loan Credit Agreement, dated as of August 10, 2023, by and among the Company, as borrower, the several financial institutions from time to time party thereto, as lenders, and Bank of America, N.A., as administrative agent. Any additional net proceeds will be used to repay outstanding revolving debt, including with respect to borrowings under the Credit Agreement, dated as of November 30, 2018 and amended December 20, 2023, between Newmark and Cantor, and for general corporate purposes.

The Company may redeem some or all of the 7.500% Notes at any time or from time to time for cash (i) prior to December 12, 2028 at certain “make-whole” redemption prices (as set forth in the Indenture) and (ii) on or after December 12, 2028, at 100% of the principal amount of such notes. If a “Change of Control Triggering Event” (as defined in the Indenture) occurs, holders may require the Company to purchase all or a portion of their 7.500% Notes for cash at a price equal to 101% of the principal amount of the 7.500% Notes to be purchased plus any accrued and unpaid interest to, but excluding, the purchase date.

The Indenture contains customary covenants, such as reporting of annual and quarterly financial results, and restrictions on certain mergers and consolidations. The 7.500% Notes and the Indenture do not contain any financial covenants.

The 7.500% Notes and the Indenture contain customary events of default, including failure to pay principal or interest, breach of covenants, cross-acceleration to other debt in excess of $100.0 million and bankruptcy events, all subject to terms, including notice and cure periods, as set forth in the Indenture.

The 7.500% Notes were offered and sold only to qualified institutional buyers (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) and to non-U.S. persons (as defined in Regulation S under the Securities Act) pursuant to Regulation S. The 7.500% Notes have not been registered under the Securities Act or any other securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Company has entered into a Registration Rights Agreement, dated as of January 12, 2024 (the “Registration Rights Agreement”), pursuant to which the Company is obligated to file a registration statement with the Securities and Exchange Commission with respect to an offer to exchange the 7.500% Notes for a new issue of notes registered under the Securities Act and to complete such exchange offer prior to 365 days after January 12, 2024. Under applicable interpretations provided by the Staff of the SEC, our affiliates, including Cantor, will not be permitted to participate in the exchange offer; however, in certain circumstances, including upon request by noteholders who are unable to participate in the exchange offer, the Company may be required to file a shelf registration statement covering resales of the 7.500% Notes.

The foregoing descriptions of the Indenture, the 7.500% Notes and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, the Second Supplemental Indenture, the form of the 7.500% Notes and the Registration Rights Agreement, which are filed as Exhibits 4.1, 4.2, 4.3 and 10.1, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

A copy of the Company’s press release announcing the closing of the offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Discussion of Forward-Looking Statements About Newmark

Statements in this report and in the attached press release regarding Newmark that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. These include statements about the Company’s business, results, financial position, liquidity and outlook, which may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Except as required by law, Newmark undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see Newmark’s Securities and Exchange Commission filings, including, but not limited to, the risk factors and Special Note on Forward-Looking Information set forth in these filings and any updates to such risk factors and Special Note on Forward-Looking Information contained in subsequent reports on Form 10-K, Form 10-Q or Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of November 6, 2018, between Newmark Group, Inc. and Regions Bank, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on November 8, 2018)

4.2	Second Supplemental Indenture, dated as of January 12, 2024, between Newmark Group, Inc. and Regions Bank, as trustee

4.3	Form of Newmark Group, Inc. 7.500% Senior Notes due 2029 (included in Exhibit 4.2)

10.1	Registration Rights Agreement, dated as of January 12, 2024, between Newmark Group, Inc. and the parties named therein

99.1	Newmark Group, Inc. press release dated January 12, 2024

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Newmark Group, Inc.

Date: January 12, 2024	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Executive Chairman